PORTFOLIO OF INVESTMENTS – as of March 31, 2023 (Unaudited)

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – 82.5% of Net Assets
Non-Convertible Bonds – 76.1%
	ABS Car Loan – 4.1%
$12,980,000	American Credit Acceptance Receivables Trust, Series 2021-4, Class D, 1.820%, 2/14/2028, 144A	$12,169,529
3,685,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028, 144A	3,427,684
1,470,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029, 144A	1,521,445
13,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class D, 3.040%, 3/20/2025, 144A	12,387,024
1,680,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,619,658
6,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C, 3.150%, 3/20/2026, 144A	5,859,977
3,880,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	3,624,781
1,745,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class C, 2.130%, 8/20/2027, 144A	1,507,793
3,470,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class C, 2.350%, 2/20/2028, 144A	2,965,558
1,255,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	1,085,665
4,543,348	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	4,323,809
2,554,130	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	2,457,094
6,410,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	5,946,783
6,400,000	Carvana Auto Receivables Trust, Series 2021-P3, Class C, 1.930%, 10/12/2027	5,229,726
3,032,000	Carvana Auto Receivables Trust, Series 2021-P4, Class C, 2.330%, 2/10/2028	2,625,062
4,020,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	3,699,967
8,080,000	Credit Acceptance Auto Loan Trust, Series 2021-4, Class C, 1.940%, 2/18/2031, 144A	7,381,049
3,355,915	DT Auto Owner Trust, Series 2020-3A, Class C, 1.470%, 6/15/2026, 144A	3,277,139
7,980,000	DT Auto Owner Trust, Series 2021-4A, Class D, 1.990%, 9/15/2027, 144A	7,211,034
11,340,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class D, 1.400%, 4/15/2027	10,543,286
15,295,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	14,089,122
2,010,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	2,045,154
2,820,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028, 144A	2,940,140
5,245,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	4,660,838
6,565,000	Flagship Credit Auto Trust, Series 2021-3, Class D, 1.650%, 9/15/2027, 144A	5,825,576

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Car Loan – continued
$5,260,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	$4,818,589
10,265,000	GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D, 1.480%, 7/15/2027, 144A	9,298,102
16,820,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	15,366,732
11,029,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026, 144A	10,001,737
8,512,000	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025, 144A	8,376,217
4,380,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class D, 9.400%, 9/25/2029, 144A	4,475,392
6,205,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026, 144A	5,910,232
1,564,707	JPMorgan Chase Bank N.A, Series 2021-3, Class D, 1.009%, 2/26/2029, 144A	1,474,842
8,375,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028, 144A	8,521,310
1,940,994	Santander Bank N.A., Series 2021-1A, Class B, 1.833%, 12/15/2031, 144A	1,863,330
10,510,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.120%, 1/15/2027, 144A	9,734,667

		208,266,043

	ABS Credit Card – 0.0%
1,245,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.240%, 9/15/2026, 144A	1,186,489

	ABS Home Equity – 4.3%
9,710,304	510 Asset-Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(a)	8,906,010
12,850,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(a)	11,736,025
2,715,000	CoreVest American Finance Ltd., Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	2,259,163
4,647,000	CoreVest American Finance Ltd., Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	3,719,452
2,280,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	1,852,843
16,378,114	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	15,114,969
3,716,673	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060, 144A	2,884,875
7,995,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	6,800,735
5,272,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	4,506,977
3,120,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	2,655,330
2,210,000	FRTKL Group, Inc., Series 2021-SFR1, Class E1, 2.372%, 9/17/2038, 144A	1,866,799

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$1,930,000	FRTKL Group, Inc., Series 2021-SFR1, Class E2, 2.522%, 9/17/2038, 144A	$1,620,119
1,276,042	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	1,012,692
12,635,625	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	11,034,226
6,322,654	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	5,522,935
7,701,258	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(a)	7,187,413
2,538,356	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 1.650%, 11/25/2060, 144A(a)	2,324,171
1,720,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059, 144A(a)	1,425,777
1,635,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	1,424,100
1,145,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	994,308
3,535,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	3,014,015
925,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	785,444
4,495,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	3,860,489
2,300,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	2,003,243
5,280,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	4,403,513
1,445,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	1,196,710
1,705,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	1,404,190
1,175,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040, 144A	969,859
6,759,966	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026, 144A(a)	6,233,536
11,292,562	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	10,748,333
10,207,091	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(a)	9,481,612
7,103,447	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026, 144A(a)	6,636,031
7,523,253	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(a)	7,103,227
9,673,815	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027, 144A(a)	9,630,021
12,050,000	Toorak Mortgage Corp. Ltd., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(a)	11,350,912
170,000	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	165,335
3,660,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(a)	3,524,259

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Home Equity – continued
$430,000	Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.000%, 7/25/2057, 144A(a)	$403,114
1,195,000	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.500%, 10/25/2059, 144A(a)	1,031,905
905,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(a)	758,681
495,000	Towd Point Mortgage Trust, Series 2020-2, Class A2B, 3.000%, 4/25/2060, 144A(a)	392,184
2,015,000	Tricon Residential Trust, Series 2021-SFR1, Class E1, 2.794%, 7/17/2038, 144A	1,781,989
5,360,000	Tricon Residential Trust, Series 2021-SFR1, Class E2, 2.894%, 7/17/2038, 144A	4,725,663
221,943	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	211,768
9,131,610	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(a)	8,427,348
14,811,493	VCAT LLC, Series 2021-NPL6, Class A1, 1.917%, 9/25/2051, 144A(a)	13,702,488
8,455,880	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	7,912,978

		216,707,766

	ABS Other – 2.7%
1,290,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	1,188,606
6,742,749	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	6,075,352
2,410,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A	2,001,012
13,505,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A	12,061,831
10,724,250	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	9,103,859
691,570	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035, 144A	617,524
1,431,284	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	1,401,569
3,495,000	FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	3,214,643
3,565,000	FREED ABS Trust, Series 2022-1FP, Class D, 3.350%, 3/19/2029, 144A	3,189,166
64,001	HIN Timeshare Trust, Series 2020-A, Class C, 3.420%, 10/09/2039, 144A	59,313
3,980,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	3,807,093
3,645,000	HPEFS Equipment Trust, Series 2022-1A, Class D, 2.400%, 11/20/2029, 144A	3,416,284
9,884,448	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	8,632,889
17,488,549	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A	14,980,604

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Other – continued
$1,733,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	$1,619,039
3,210,000	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031, 144A	2,920,726
11,064,322	MVW LLC, Series 2021-2A, Class C, 2.230%, 5/20/2039, 144A	9,792,100
15,054,836	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(a)	13,016,527
3,250,000	Nelnet Student Loan Trust, Series 2021-A, Class B2, 2.850%, 4/20/2062, 144A	2,694,931
1,145,000	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/2033, 144A	1,125,789
1,835,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	1,646,796
5,485,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	4,319,488
800,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.530%, 12/22/2031, 144A	707,425
725,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	651,309
4,060,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032, 144A	4,055,030
869,834	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	713,290
14,703,806	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A	12,723,247
1,440,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030, 144A	1,319,084
2,745,669	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	2,179,704
12,185,109	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	9,626,894

		138,861,124

	ABS Student Loan – 0.5%
2,550,051	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	2,270,916
2,157,000	College Ave Student Loans LLC, Series 2021-C, Class D, 4.110%, 7/26/2055, 144A	1,795,031
734,989	ELFI Graduate Loan Program LLC, Series 2021-A, Class B, 2.090%, 12/26/2046, 144A(a)	633,717
2,565,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	1,677,613
5,895,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	3,869,806
2,120,000	Nelnet Student Loan Trust, Series 2021-DA, Class C, 3.500%, 4/20/2062, 144A	1,749,827
863,000	Nelnet Student Loan Trust, Series 2021-DA, Class D, 4.380%, 4/20/2062, 144A	694,517
5,735,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A	4,660,880

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	ABS Student Loan – continued
$7,070,000	SMB Private Education Loan Trust, Series 2021-E, Class B, 2.490%, 2/15/2051, 144A	$5,675,075
630,000	SoFi Professional Loan Program LLC, Series 2017-A, Class C, 4.430%, 3/26/2040, 144A(a)	586,054

		23,613,436

	ABS Whole Business – 0.6%
9,470,000	Applebee’s Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053, 144A(b)	9,580,607
1,669,450	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	1,574,684
7,211,550	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	6,168,378
3,414,188	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	2,756,174
1,141,650	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	988,036
202,950	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051, 144A	182,969
11,053,125	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	9,271,571

		30,522,419

	Aerospace & Defense – 0.2%
4,830,000	Boeing Co., 5.150%, 5/01/2030	4,860,197
5,295,000	TransDigm, Inc., 6.750%, 8/15/2028, 144A	5,347,950

		10,208,147

	Airlines – 1.8%
21,828,987	Air Canada Pass-Through Trust, Series 2020-2A, Class A, 5.250%, 10/01/2030, 144A	21,307,274
2,910,400	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	2,689,151
2,673,333	American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	2,494,102
35,695,750	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	35,580,810
4,070,441	United Airlines Pass-Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	3,837,501
24,322,382	United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	24,162,827
3,480,035	United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	3,355,763

		93,427,428

	Automotive – 1.0%
9,890,000	Ford Motor Co., 4.750%, 1/15/2043	7,583,949
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,578,470

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Automotive – continued
$1,580,000	Ford Motor Co., 7.500%, 8/01/2026	$1,637,022
4,310,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	3,511,818
30,275,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	26,525,404
10,060,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	10,371,694
815,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(c)	659,527
1,305,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(c)	1,123,148

		52,991,032

	Banking – 4.4%
20,700,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(c)	14,852,250
15,605,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(c)	10,408,535
17,805,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	12,171,721
47,298,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	37,098,497
14,253,000	BNP Paribas SA, (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035, 144A	10,912,952
8,140,000	Credit Agricole SA, (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033	7,365,235
605,000	Credit Suisse Group AG, (fixed rate to 1/12/2028, variable rate thereafter), 3.869%, 1/12/2029, 144A	538,633
5,470,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	6,481,403
510,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	410,025
8,165,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	7,268,507
11,755,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	11,359,973
11,645,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	11,570,355
8,545,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	8,800,325
4,195,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	3,035,119
25,209,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	18,800,625
2,275,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,848,140
3,380,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	2,430,761
6,965,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	6,926,112

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Banking – continued
$22,550,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	$17,207,679
2,900,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	2,873,443
4,370,000	Synchrony Bank, 5.400%, 8/22/2025	4,097,618
8,885,000	Synchrony Bank, 5.625%, 8/23/2027	8,165,137
22,400,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	18,452,316

		223,075,361

	Brokerage – 0.1%
5,731,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	5,896,298

	Building Materials – 1.3%
45,059,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	37,539,282
305,000	Cemex SAB de CV, (fixed rate to 3/14/2028, variable rate thereafter), 9.125%, 144A(c)	305,443
15,360,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(c)	13,754,112
4,057,000	Masco Corp., 6.500%, 8/15/2032	4,308,666
4,534,000	Masco Corp., 7.750%, 8/01/2029	5,074,590
6,344,000	Owens Corning, 7.000%, 12/01/2036	7,061,647

		68,043,740

	Cable Satellite – 4.2%
36,985,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	28,926,708
11,015,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	8,392,756
35,342,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	28,449,026
24,940,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	15,961,036
1,438,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	896,573
46,770,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	29,634,992
6,805,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	6,038,835

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Cable Satellite – continued
$5,935,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125%, 7/01/2049	$4,697,928
3,070,000	CSC Holdings LLC, 3.375%, 2/15/2031, 144A	2,123,366
475,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	341,140
205,000	CSC Holdings LLC, 4.500%, 11/15/2031, 144A	147,807
45,882,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	22,624,414
1,875,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	949,472
22,585,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	18,503,017
1,390,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	731,870
9,430,000	DISH DBS Corp., 5.125%, 6/01/2029	5,021,475
26,600,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	21,224,007
4,415,000	DISH DBS Corp., 5.750%, 12/01/2028, 144A	3,294,694
14,719,000	DISH DBS Corp., 7.750%, 7/01/2026	9,714,540
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,753,624
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	484,888

		212,912,168

	Chemicals – 0.4%
1,995,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,694,335
10,170,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	7,637,519
4,310,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	4,357,453
3,175,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	3,218,462
1,360,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	1,232,495

		18,140,264

	Construction Machinery – 0.1%
2,300,000	Ashtead Capital, Inc., 5.500%, 8/11/2032, 144A	2,259,425
3,425,000	Ashtead Capital, Inc., 5.550%, 5/30/2033, 144A	3,384,272

		5,643,697

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Consumer Cyclical Services – 2.3%
$2,700,000	Expedia Group, Inc., 2.950%, 3/15/2031	$2,252,998
5,976,000	Expedia Group, Inc., 3.250%, 2/15/2030	5,178,792
14,700,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	12,568,635
33,255,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	30,303,619
20,723,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	20,671,192
44,403,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	45,784,377
1,720,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,763,396

		118,523,009

	Consumer Products – 0.4%
12,778,000	Avon Products, Inc., 8.450%, 3/15/2043	12,788,222
9,385,000	Natura Cosmeticos SA, 4.125%, 5/03/2028, 144A	7,641,532

		20,429,754

	Electric – 0.9%
27,504,380	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	26,479,823
8,663,000	Enel Generacion Chile SA, 7.875%, 2/01/2027	9,281,282
7,615,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	5,728,793
3,790,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	3,750,149

		45,240,047

	Finance Companies – 4.6%
7,880,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	6,879,415
12,050,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	9,982,553
3,100,000	AGFC Capital Trust I, 3 mo. USD LIBOR + 1.750%, 6.542%, 1/15/2067, 144A(d)	1,587,262
6,606,000	Air Lease Corp., 4.625%, 10/01/2028	6,268,178
17,166,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(c)	14,255,738
5,325,000	Aircastle Ltd., Series A (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(c)	3,885,120
12,465,000	Ares Capital Corp., 2.875%, 6/15/2028	10,250,099
17,495,000	Ares Capital Corp., 3.200%, 11/15/2031	13,339,644

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Finance Companies – continued
$3,260,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	$2,898,998
6,740,000	Aviation Capital Group LLC, 6.250%, 4/15/2028, 144A	6,746,066
9,790,000	Barings BDC, Inc., 3.300%, 11/23/2026	8,664,523
22,260,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	18,568,609
11,475,000	FS KKR Capital Corp., 3.125%, 10/12/2028	9,389,997
10,145,000	OneMain Finance Corp., 7.125%, 3/15/2026	9,752,287
7,975,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	6,466,431
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	13,548,415
13,420,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	12,057,557
30,029,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	26,875,955
19,614,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	16,839,600
28,741,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	23,830,313
15,738,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	12,493,611

		234,580,371

	Financial Other – 1.4%
9,560,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	4,455,534
2,700,000	Central China Real Estate Ltd., 7.250%, 4/24/2023	823,046
3,680,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	801,430
1,455,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	308,984
3,675,000	Central China Real Estate Ltd., 7.500%, 7/14/2025	770,574
945,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	237,034
730,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	160,855
2,815,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025(e)	591,403
990,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024(e)	207,761
7,770,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	3,582,048
36,625,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	31,497,500

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Financial Other – continued
$19,485,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(f)	$2,415,166
1,845,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(f)	230,201
2,400,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(f)	299,928
24,005,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(f)	3,002,305
1,305,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(f)	161,468
1,735,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(f)	216,459
5,965,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(f)	1,360,259
5,148,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(f)	1,184,864
2,635,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030, 144A	2,024,800
11,480,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	9,844,100
6,195,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(f)	930,241
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(f)	56,144
1,515,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(f)	215,196
4,675,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(f)	682,784
1,465,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)	215,384
575,000	Sunac China Holdings Ltd., 5.950%, 4/26/2024(f)	137,040
6,810,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(f)	1,628,816
3,575,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(f)	853,710
460,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(f)	110,345
5,930,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(f)	1,419,345
1,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027(f)	168,571
7,485,000	Times China Holdings Ltd., 6.200%, 3/22/2026(f)	1,124,397
440,000	Times China Holdings Ltd., 6.750%, 7/08/2025(f)	68,402
3,175,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(f)	288,362
6,250,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(f)	601,937
1,585,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(f)	143,954

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Financial Other – continued
$4,025,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(f)	$358,762

		73,179,109

	Food & Beverage – 0.4%
5,695,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	4,851,286
17,905,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032	14,571,089
995,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031	877,620

		20,299,995

	Gaming – 1.0%
19,755,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	15,349,060
5,810,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	4,714,002
415,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	415,801
10,488,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	9,785,474
8,621,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	8,109,400
7,500,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	7,251,106
6,163,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	6,109,105

		51,733,948

	Government Owned - No Guarantee – 1.2%
27,210,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	27,542,041
8,465,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	8,654,629
28,145,000	Petroleos Mexicanos, 5.950%, 1/28/2031	21,539,425
2,735,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	1,068,811
5,250,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	1,980,615

		60,785,521

	Health Insurance – 0.7%
245,000	Centene Corp., 2.450%, 7/15/2028	213,150
23,625,000	Centene Corp., 2.500%, 3/01/2031	19,131,525
8,940,000	Centene Corp., 2.625%, 8/01/2031	7,244,171
6,921,000	Centene Corp., 3.000%, 10/15/2030	5,828,043

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Health Insurance – continued
$6,470,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	$5,437,396

		37,854,285

	Healthcare – 0.2%
9,725,000	HCA, Inc., 4.125%, 6/15/2029	9,109,735

	Home Construction – 0.3%
12,840,000	PulteGroup, Inc., 6.000%, 2/15/2035	12,991,524

	Independent Energy – 3.5%
17,555,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	15,940,670
14,715,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	11,426,125
54,380,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	52,258,298
3,985,000	Devon Energy Corp., 4.500%, 1/15/2030	3,805,895
12,510,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	10,930,612
2,690,000	EQT Corp., 3.125%, 5/15/2026, 144A	2,488,115
11,721,000	EQT Corp., 3.625%, 5/15/2031, 144A	10,159,919
11,753,000	EQT Corp., 3.900%, 10/01/2027	11,046,880
2,329,000	EQT Corp., 5.000%, 1/15/2029	2,208,297
2,215,000	EQT Corp., 5.700%, 4/01/2028	2,212,597
10,210,000	EQT Corp., 7.000%, 2/01/2030	10,686,603
15,296,000	Ovintiv, Inc., 6.500%, 8/15/2034	15,463,569
828,000	Ovintiv, Inc., 6.500%, 2/01/2038	825,915
4,156,000	Ovintiv, Inc., 6.625%, 8/15/2037	4,192,074
553,000	Ovintiv, Inc., 7.200%, 11/01/2031	588,262
1,815,000	Ovintiv, Inc., 7.375%, 11/01/2031	1,955,298
2,285,000	Ovintiv, Inc., 8.125%, 9/15/2030	2,536,368
190,000	Range Resources Corp., 4.875%, 5/15/2025	186,278
27,050,000	Sanchez Energy Corp., 6.125%, 1/15/2023(f)	169,063
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021(f)	77,625

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Independent Energy – continued
$2,150,000	Southwestern Energy Co., 4.750%, 2/01/2032	$1,898,428
4,695,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	4,860,690
10,345,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	11,010,080

		176,927,661

	Industrial Other – 0.1%
5,995,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	5,009,724

	Leisure – 1.0%
13,160,000	Carnival Corp., 5.750%, 3/01/2027, 144A	10,795,543
3,415,000	Carnival Corp., 6.000%, 5/01/2029, 144A	2,714,925
10,030,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	8,536,332
7,630,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	7,114,441
3,695,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	2,993,837
18,780,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	16,580,580

		48,735,658

	Life Insurance – 3.4%
5,935,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	5,515,586
6,099,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	4,455,475
20,335,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	19,638,288
2,030,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	2,395,294
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	13,178,372
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	60,972,843
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	51,414,709
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	14,420,213

		171,990,780

	Lodging – 1.0%
11,490,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	9,694,687
2,475,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	2,113,675

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Lodging – continued
$8,090,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	$7,185,419
11,290,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	9,616,874
6,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	5,239,444
10,440,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	9,053,504
11,584,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	9,913,627

		52,817,230

	Media Entertainment – 1.8%
5,896,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	4,657,840
2,905,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,374,838
6,415,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	4,666,913
2,110,000	Netflix, Inc., 4.875%, 4/15/2028	2,099,450
22,040,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	21,941,812
2,757,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	2,800,933
13,137,000	Netflix, Inc., 5.875%, 11/15/2028	13,805,016
17,879,000	Netflix, Inc., 6.375%, 5/15/2029	19,143,045
4,640,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	4,314,875
16,368,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	14,604,839

		90,409,561

	Metals & Mining – 2.3%
22,660,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	18,965,897
19,906,000	ArcelorMittal SA, 6.750%, 3/01/2041	20,176,987
470,000	ArcelorMittal SA, 7.000%, 10/15/2039	493,857
7,370,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	7,148,950
31,810,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	30,665,846
9,200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	9,192,456
14,665,000	FMG Resources August 2006 Pty. Ltd., 4.375%, 4/01/2031, 144A	12,861,205

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Metals & Mining – continued
$18,565,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	$15,549,116
2,865,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	2,371,077

		117,425,391

	Midstream – 1.0%
1,955,000	Cheniere Energy Partners LP, 4.500%, 10/01/2029	1,816,216
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	9,386,117
13,095,000	Energy Transfer LP, 5.750%, 2/15/2033	13,411,637
1,090,000	EnLink Midstream LLC, 6.500%, 9/01/2030, 144A	1,102,219
3,745,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	3,344,659
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	225,903
5,300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	4,634,850
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	1,277,210
1,380,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	1,348,577
2,635,000	Western Midstream Operating LP, 4.300%, 2/01/2030	2,398,627
6,105,000	Western Midstream Operating LP, 5.300%, 3/01/2048	5,172,828
1,130,000	Western Midstream Operating LP, 5.450%, 4/01/2044	985,383
840,000	Western Midstream Operating LP, 5.500%, 8/15/2048	723,383
3,495,000	Western Midstream Operating LP, 5.500%, 2/01/2050	2,965,507
1,090,000	Western Midstream Operating LP, 6.150%, 4/01/2033	1,104,782

		49,897,898

	Mortgage Related – 0.0%
3,820	Federal Home Loan Mortgage Corp., 5.000%, 12/01/2031	3,836

	Non-Agency Commercial Mortgage-Backed Securities – 1.5%
505,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036, 144A	405,344
11,095,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 11.530%, 12/15/2038, 144A(d)	9,751,690
7,790,000	BPR Trust, Series 2022-STAR, Class A, 1 mo. USD SOFR + 3.232%, 8.059%, 8/15/2024, 144A(d)	7,769,546
1,800,091	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	1,615,582

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Non-Agency Commercial Mortgage-Backed Securities – continued
$172,054	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	$151,877
2,203,335	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(a)	2,125,947
6,710,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	5,788,129
630,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	517,109
2,530,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,902,719
4,217,150	Extended Stay America Trust, Series 2021-ESH, Class C, 1 mo. USD LIBOR + 1.700%, 6.385%, 7/15/2038, 144A(d)	4,084,077
3,031,077	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 6.935%, 7/15/2038, 144A(d)	2,886,635
2,640,684	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.872%, 4/10/2031, 144A(a)	2,455,836
3,760,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.550%, 3/05/2033, 144A(a)	3,252,485
435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 3.784%, 12/15/2047, 144A(a)	391,494
1,899,357	MedTrust, Series 2021-MDLN, Class B, 1 mo. USD LIBOR + 1.450%, 6.135%, 11/15/2038, 144A(d)	1,815,756
6,042,050	MedTrust, Series 2021-MDLN, Class C, 1 mo. USD LIBOR + 1.800%, 6.485%, 11/15/2038, 144A(d)	5,761,107
2,492,595	MedTrust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%, 6.685%, 11/15/2038, 144A(d)	2,372,055
1,705,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.368%, 8/15/2046(a)	1,057,270
1,372,301	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	1,092,422
586,959	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	537,120
9,076,751	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.364%, 7/15/2046(a)	6,773,171
4,970,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)	4,215,862
1,955,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,730,175
7,750,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.511%, 8/15/2046(a)	6,860,377
2,915,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	2,317,667

		77,631,452

	Other REITs – 0.1%
4,125,000	EPR Properties, 3.600%, 11/15/2031	3,086,017

	Paper – 0.1%
3,445,000	WestRock MWV LLC, 7.950%, 2/15/2031	3,969,208

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Paper – continued
$2,252,000	Weyerhaeuser Co., 7.375%, 3/15/2032	$2,587,673

		6,556,881

	Pharmaceuticals – 1.8%
11,605,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	6,846,950
5,560,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	2,112,800
580,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	227,168
4,435,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	1,655,053
3,015,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	1,165,162
640,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	255,475
1,045,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	415,095
9,370,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	8,508,241
7,475,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	8,207,970
6,270,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	7,004,353
5,031,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	4,553,055
25,967,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	17,301,688
15,545,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	14,510,130
10,545,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	9,550,729
5,520,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	5,775,300
3,965,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	4,162,064

		92,251,233

	Property & Casualty Insurance – 0.3%
13,985,000	MBIA Insurance Corp., 3 mo. USD LIBOR + 11.260%, 16.052%, 1/15/2033, 144A(b)(e)	1,398,500
80,000	MBIA Insurance Corp., 3 mo. USD LIBOR + 11.260%, 16.453%, 1/15/2033(b)(e)	8,000
17,110,000	Stewart Information Services Corp., 3.600%, 11/15/2031	13,452,801

		14,859,301

	Retailers – 0.6%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,736,066

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Retailers – continued
$7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	$7,416,421
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,344,725
7,545,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	6,524,312
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,541,178

		29,562,702

	Technology – 4.7%
15,580,000	Avnet, Inc., 5.500%, 6/01/2032	15,182,232
8,675,000	Block, Inc., 3.500%, 6/01/2031	7,124,344
5,785,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	4,449,008
13,741,000	Broadcom, Inc., 4.150%, 11/15/2030	12,743,554
2,346,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	2,110,269
2,854,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	2,510,064
27,510,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	23,662,176
1,350,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	1,258,066
14,400,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	10,528,848
16,765,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	13,973,963
19,780,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	18,700,064
945,000	Gartner, Inc., 3.625%, 6/15/2029, 144A	843,228
4,710,000	Global Payments, Inc., 2.900%, 5/15/2030	3,988,322
5,390,000	Global Payments, Inc., 2.900%, 11/15/2031	4,414,073
3,460,000	Global Payments, Inc., 5.300%, 8/15/2029	3,416,780
7,515,000	Global Payments, Inc., 5.400%, 8/15/2032	7,368,280
13,265,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	11,921,454
10,470,000	Leidos, Inc., 5.750%, 3/15/2033	10,700,770
8,630,000	Marvell Technology, Inc., 2.950%, 4/15/2031	7,206,487
15,190,000	Micron Technology, Inc., 5.875%, 2/09/2033	15,357,886

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Non-Convertible Bonds – continued
	Technology – continued
$19,330,000	Micron Technology, Inc., 6.750%, 11/01/2029	$20,534,661
2,080,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	2,054,861
4,150,000	Open Text Corp., 6.900%, 12/01/2027, 144A	4,281,140
18,900,000	Oracle Corp., 3.950%, 3/25/2051	14,221,824
5,830,000	Oracle Corp., 6.150%, 11/09/2029	6,209,696
845,000	Seagate HDD Cayman, 4.091%, 6/01/2029	755,100
615,825	Seagate HDD Cayman, 9.625%, 12/01/2032, 144A	690,135
6,775,000	Western Digital Corp., 2.850%, 2/01/2029	5,504,281
10,601,000	Western Digital Corp., 4.750%, 2/15/2026	10,171,177

		241,882,743

	Treasuries – 12.7%
222,380,000	U.S. Treasury Bonds, 3.250%, 5/15/2042(g)	205,154,236
198,045,000	U.S. Treasury Notes, 0.125%, 6/30/2023	195,885,252
76,545,000	U.S. Treasury Notes, 0.500%, 11/30/2023	74,443,003
73,585,000	U.S. Treasury Notes, 0.875%, 1/31/2024	71,259,599
103,730,000	U.S. Treasury Notes, 1.500%, 2/29/2024	100,824,750

		647,566,840

	Wireless – 1.0%
9,835,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	8,242,713
8,000,000	SoftBank Group Corp., 4.625%, 7/06/2028	6,711,600
3,695,000	SoftBank Group Corp., 5.250%, 7/06/2031	3,090,868
35,370,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	32,246,383

		50,291,564

	Wirelines – 0.1%
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	3,165,034

	Total Non-Convertible Bonds (Identified Cost $4,417,348,615)	3,874,294,216

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Convertible Bonds – 4.8%
	Airlines – 0.4%
$17,869,000	Southwest Airlines Co., 1.250%, 5/01/2025	$20,299,184

	Cable Satellite – 1.9%
195,000	Cable One, Inc., Zero Coupon, 6.042%, 3/15/2026(h)	153,855
184,765,000	DISH Network Corp., 3.375%, 8/15/2026	95,153,990

		95,307,845

	Consumer Cyclical Services – 0.3%
1,520,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.987%, 2/15/2026(i)	1,148,816
18,940,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(i)	16,636,138

		17,784,954

	Electric – 0.0%
1,805,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028, 144A	1,811,652

	Gaming – 0.1%
3,339,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	4,798,143

	Healthcare – 0.6%
36,387,000	Teladoc Health, Inc., 1.250%, 6/01/2027	28,065,042

	Leisure – 0.1%
9,795,000	NCL Corp. Ltd., 1.125%, 2/15/2027	7,018,411

	Media Entertainment – 0.3%
8,590,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(i)	6,257,815
7,780,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(i)	6,511,860

		12,769,675

	Pharmaceuticals – 1.0%
13,963,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	14,325,745
27,688,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	28,878,741
6,370,000	Livongo Health, Inc., 0.875%, 6/01/2025	5,660,064

		48,864,550

	Technology – 0.1%
7,845,000	Unity Software, Inc., Zero Coupon, 7.084%-8.213%, 11/15/2026(i)	6,075,952

Principal Amount (‡)	Description	Value (†)
Bonds and Notes – continued
Convertible Bonds – continued
	Total Convertible Bonds (Identified Cost $363,131,150)	$242,795,408

Municipals – 1.6%
	Virginia – 1.6%
$89,440,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $88,797,356)	82,898,457

	Total Bonds and Notes (Identified Cost $4,869,277,121)	4,199,988,081

Senior Loans – 0.5%
	Consumer Cyclical Services – 0.1%
6,448,838	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 7.870%, 3/03/2030(d)(j)	6,430,716

	Independent Energy – 0.3%
16,469,000	Ascent Resources—Utica, 2020 Fixed 2nd Lien Term Loan, 3 mo. USD LIBOR + 9.000%, 13.815%, 11/01/2025(d)(k)	17,443,471

	Leisure – 0.1%
2,024,874	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD LIBOR + 3.250%, 8.090%, 10/18/2028(d)(l)	1,974,880
2,633,231	Carnival Corp., USD Term Loan B, 1 mo. USD LIBOR + 3.000%, 7.840%, 6/30/2025(d)(l)	2,593,074

		4,567,954

	Total Senior Loans (Identified Cost $27,496,597)	28,442,141

Collateralized Loan Obligations – 4.3%
9,977,000	522 Funding CLO Ltd., Series 2018-3A, Class DR, 3 mo. USD LIBOR + 3.100%, 7.908%, 10/20/2031, 144A(d)	9,106,577
7,140,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3 mo. USD LIBOR + 1.600%, 6.408%, 7/20/2034, 144A(d)	6,868,837
7,240,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3 mo. USD LIBOR + 2.850%, 7.658%, 7/20/2034, 144A(d)	6,766,432
1,805,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3 mo. USD LIBOR + 3.100%, 7.892%, 7/15/2034, 144A(d)	1,698,902
10,050,000	AIG CLO LLC, Series 2021-1A, Class D, 3 mo. USD LIBOR + 2.950%, 7.765%, 4/22/2034, 144A(d)	9,136,947
5,605,000	AIG CLO LLC, Series 2021-2A, Class D, 3 mo. USD LIBOR + 3.050%, 7.858%, 7/20/2034, 144A(d)	5,087,126
7,810,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 5.828%, 1/17/2032, 144A(d)	7,681,737
3,955,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3 mo. USD LIBOR + 3.000%, 7.792%, 10/15/2034, 144A(d)	3,738,187
5,225,000	Bain Capital Credit CLO Ltd., Series 2017-2A, Class DR2, 3 mo. USD LIBOR + 3.100%, 7.918%, 7/25/2034, 144A(d)	4,940,859
1,340,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2R, 3 mo. USD LIBOR + 1.400%, 6.315%, 11/20/2030, 144A(d)	1,292,798
10,720,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class CR, 3 mo. USD LIBOR + 2.000%, 6.792%, 1/17/2032, 144A(d)	10,072,801

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations – continued
$2,245,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3 mo. USD LIBOR + 3.000%, 7.792%, 1/17/2032, 144A(d)	$2,061,381
5,225,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3 mo. USD LIBOR + 2.950%, 7.758%, 7/20/2032, 144A(d)	4,740,114
6,075,000	Crown City CLO I, Series 2020-1A, Class CR, 3 mo. USD LIBOR + 3.420%, 8.228%, 7/20/2034, 144A(d)	5,256,078
4,085,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3 mo. USD LIBOR + 2.850%, 7.658%, 1/20/2034, 144A(d)	3,859,708
8,760,000	LCM 30 Ltd., Series 30A, Class BR, 3 mo. USD LIBOR + 1.500%, 6.308%, 4/20/2031, 144A(d)	8,458,919
1,470,000	LCM 30 Ltd., Series 30A, Class CR, 3 mo. USD LIBOR + 2.000%, 6.808%, 4/20/2031, 144A(d)	1,356,215
4,215,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD LIBOR + 3.000%, 7.808%, 4/20/2031, 144A(d)	3,676,161
15,835,000	Madison Park Funding XXIII Ltd., Series 2017-23A, Class DR, 3 mo. USD LIBOR + 3.200%, 8.015%, 7/27/2031, 144A(d)	14,764,126
1,260,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3 mo. USD LIBOR + 3.000%, 7.815%, 1/23/2031, 144A(d)	1,196,220
9,225,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD LIBOR + 1.650%, 6.442%, 7/15/2034, 144A(d)	8,938,222
11,920,000	OCP CLO Ltd., Series 2019-17A, Class DR, 3 mo. USD LIBOR + 3.100%, 7.908%, 7/20/2032, 144A(d)	10,759,869
10,585,000	Octagon Investment Partners 42 Ltd., Series 2019-3A, Class DR, 3 mo. USD LIBOR + 3.150%, 7.942%, 7/15/2034, 144A(d)	9,955,076
4,920,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3 mo. USD LIBOR + 3.300%, 8.092%, 7/15/2036, 144A(d)	4,539,792
12,430,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3 mo. USD LIBOR + 1.650%, 6.458%, 7/02/2035, 144A(d)	12,087,641
9,720,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, 3 mo. USD LIBOR + 2.900%, 7.708%, 7/02/2035, 144A(d)	9,069,929
12,640,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3 mo. USD LIBOR + 1.500%, 6.292%, 10/17/2031, 144A(d)	12,258,474
5,120,000	Palmer Square CLO Ltd., Series 2013-2A, Class CR3, 3 mo. USD LIBOR + 2.700%, 7.492%, 10/17/2031, 144A(d)	4,737,188
2,970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3 mo. USD LIBOR + 1.700%, 6.615%, 5/21/2034, 144A(d)	2,885,545
11,585,000	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD LIBOR + 1.100%, 6.015%, 5/20/2031, 144A(d)	11,401,401
5,879,346	Shackleton CLO Ltd., Series 2017-10A, Class AR2, 3 mo. USD LIBOR + 0.890%, 5.698%, 4/20/2029, 144A(d)	5,810,799
6,075,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD LIBOR + 1.160%, 5.952%, 4/17/2034, 144A(d)	5,925,537
700,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3 mo. USD LIBOR + 2.950%, 7.758%, 1/20/2031, 144A(d)	620,995
5,300,000	Verde CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD LIBOR + 1.100%, 5.892%, 4/15/2032, 144A(d)	5,199,348
2,135,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3 mo. USD LIBOR + 3.750%, 8.558%, 10/20/2034, 144A(d)	1,964,468

	Total Collateralized Loan Obligations (Identified Cost $230,584,284)	217,914,409

Shares	Description	Value (†)
Common Stocks – 1.9%
	Aerospace & Defense – 0.1%
4,520	Lockheed Martin Corp.	$2,136,740

	Air Freight & Logistics – 0.0%
10,447	United Parcel Service, Inc., Class B	2,026,614

	Beverages – 0.0%
30,600	Coca-Cola Co.	1,898,118

	Biotechnology – 0.1%
17,775	AbbVie, Inc.	2,832,802

	Capital Markets – 0.1%
1,376	BlackRock, Inc.	920,709
14,559	Morgan Stanley	1,278,280

		2,198,989

	Communications Equipment – 0.0%
17,920	Cisco Systems, Inc.	936,768

	Consumer Staples Distribution & Retail – 0.1%
1,663	Costco Wholesale Corp.	826,295
11,239	Walmart, Inc.	1,657,190

		2,483,485

	Containers & Packaging – 0.0%
6,067	Packaging Corp. of America	842,282

	Diversified REITs – 0.0%
170,568	NexPoint Diversified Real Estate Trust	1,770,496

	Electric Utilities – 0.1%
11,847	Duke Energy Corp.	1,142,880
21,018	NextEra Energy, Inc.	1,620,068

		2,762,948

	Electrical Equipment – 0.0%
9,193	Emerson Electric Co.	801,078

	Ground Transportation – 0.0%
5,980	Union Pacific Corp.	1,203,535

	Health Care Equipment & Supplies – 0.0%
13,744	Abbott Laboratories	1,391,717

	Health Care Providers & Services – 0.1%
3,090	Elevance Health, Inc.	1,420,813
2,931	UnitedHealth Group, Inc.	1,385,161

		2,805,974

	Hotels, Restaurants & Leisure – 0.0%
20,119	Starbucks Corp.	2,094,991

	Household Products – 0.1%
17,070	Procter & Gamble Co.	2,538,138

Shares	Description	Value (†)
Common Stocks – continued
	IT Services – 0.0%
4,264	Accenture PLC, Class A	$1,218,694

	Life Sciences Tools & Services – 0.0%
2,144	Thermo Fisher Scientific, Inc.	1,235,737

	Machinery – 0.1%
3,497	Cummins, Inc.	835,363
3,955	Deere & Co.	1,632,941

		2,468,304

	Media – 0.2%
2,006,877	Altice USA, Inc., Class A(e)	6,863,520
52,164	Comcast Corp., Class A	1,977,537
705,779	iHeartMedia, Inc., Class A(e)	2,752,538

		11,593,595

	Metals & Mining – 0.0%
23,710	Newmont Corp.	1,162,264

	Oil, Gas & Consumable Fuels – 0.5%
93,585	Battalion Oil Corp.(e)	614,853
90,655	Canadian Natural Resources Ltd.	5,017,754
91,613	Devon Energy Corp.	4,636,534
54,638	Diamondback Energy, Inc.	7,385,418
42,286	EOG Resources, Inc.	4,847,244
18,707	Pioneer Natural Resources Co.	3,820,718
37,203	Williams Cos., Inc.	1,110,882

		27,433,403

	Pharmaceuticals – 0.1%
15,366	Bristol-Myers Squibb Co.	1,065,018
14,316	Johnson & Johnson	2,218,980
14,093	Merck & Co., Inc.	1,499,354

		4,783,352

	Professional Services – 0.0%
7,905	Clarivate PLC(e)	74,228

	Semiconductors & Semiconductor Equipment – 0.1%
3,545	Broadcom, Inc.	2,274,259
22,248	Microchip Technology, Inc.	1,863,938
15,974	QUALCOMM, Inc.	2,037,963

		6,176,160

	Software – 0.1%
7,925	Microsoft Corp.	2,284,777

	Specialized REITs – 0.0%
6,679	American Tower Corp.	1,364,787

	Specialty Retail – 0.0%
4,153	Home Depot, Inc.	1,225,633

Shares	Description	Value (†)
Common Stocks – continued
	Technology Hardware, Storage & Peripherals – 0.0%
12,644	Apple, Inc.	$2,084,996
17,622	IQOR U.S., Inc.(e)	13,216

		2,098,212

	Wireless Telecommunication Services – 0.1%
30,481	T-Mobile U.S., Inc.(e)	4,414,868

	Total Common Stocks (Identified Cost $158,539,585)	98,258,689

Preferred Stocks – 1.8%
Convertible Preferred Stocks – 1.5%
	Banking – 0.7%
20,983	Bank of America Corp., Series L, 7.250%	24,503,108
11,335	Wells Fargo & Co., Class A, Series L, 7.500%	13,332,794

		37,835,902

	Midstream – 0.2%
206,461	El Paso Energy Capital Trust I, 4.750%	9,491,012

	Technology – 0.1%
170,945	Clarivate PLC, Series A, 5.250%	7,020,711

	Wireless – 0.5%
19,569	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	22,753,855

	Total Convertible Preferred Stocks (Identified Cost $93,477,277)	77,101,480

Non-Convertible Preferred Stocks – 0.3%
	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%	926,230

	Office REITs – 0.1%
2,318	Highwoods Properties, Inc., Series A, 8.625%(b)	2,238,400

	Other REITs – 0.2%
169,007	Prologis, Inc., Series Q, 8.540%	9,506,644

	Total Non-Convertible Preferred Stocks (Identified Cost $10,716,140)	12,671,274

	Total Preferred Stocks (Identified Cost $104,193,417)	89,772,754

Principal Amount (‡)	Description	Value (†)
Short-Term Investments – 8.2%
$ 27,274,401	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2023 at 2.100% to be repurchased at $27,279,174 on 4/03/2023 collateralized by $28,536,700 U.S. Treasury Note, 2.875% due 6/15/2025 valued at $27,819,944 including accrued interest(m)	$27,274,401
159,860,000	U.S. Treasury Bills, 4.484%-4.497%, 4/13/2023(n)(o)	159,654,913
37,960,000	U.S. Treasury Bills, 4.490%, 4/06/2023(n)	37,945,393
38,690,000	U.S. Treasury Bills, 4.511%, 5/25/2023(n)	38,432,088
154,025,000	U.S. Treasury Bills, 4.550%-4.640%, 4/27/2023(n)(o)	153,552,656

	Total Short-Term Investments (Identified Cost $416,771,110)	416,859,451

	Total Investments – 99.2% (Identified Cost $5,806,862,114)	5,051,235,525
	Other assets less liabilities – 0.8%	38,182,510

	Net Assets – 100.0%	$5,089,418,035

(†)	Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund’s Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.

The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund’s valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.
(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of March 31, 2023 is disclosed.
(b)	Level 3 security. Value has been determined using significant unobservable inputs.
(c)	Perpetual bond with no specified maturity date.
(d)	Variable rate security. Rate as of March 31, 2023 is disclosed.
(e)	Non-income producing security.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(j)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.
(k)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 1.00%, to which the spread is added.
(l)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.75%, to which the spread is added.

(m)	The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2023, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(o)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2023, the value of Rule 144A holdings amounted to $2,145,798,111 or 42.2% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
EUR	Euro

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. At March 31, 2023, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	6/21/2023	EURS	12,884,000	$13,708,576	$14,034,063	$(325,487)

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2023, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	6/21/2023	3,877	$433,141,309	$445,552,109	$12,410,800
2 Year U.S. Treasury Note	6/30/2023	1,250	257,889,313	258,066,408	177,095
30 Year U.S. Treasury Bond	6/21/2023	1,254	158,943,422	164,469,938	5,526,516
5 Year U.S. Treasury Note	6/30/2023	250	27,339,664	27,376,953	37,289
Ultra Long U.S. Treasury Bond	6/21/2023	2,793	380,557,363	394,162,125	13,604,762

Total					$31,756,462

At March 31, 2023, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	6/21/2023	1,100	$132,994,326	$133,254,687	$(260,361)

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Whole Business	$—	$20,941,812	$9,580,607	$30,522,419
Property & Casualty Insurance	—	13,452,801	1,406,500	14,859,301
All Other Non-Convertible Bonds*	—	3,828,912,496	—	3,828,912,496

Total Non-Convertible Bonds	—	3,863,307,109	10,987,107	3,874,294,216

Convertible Bonds*	—	242,795,408	—	242,795,408
Municipals*	—	82,898,457	—	82,898,457

Total Bonds and Notes	—	4,189,000,974	10,987,107	4,199,988,081

Senior Loans*	—	28,442,141	—	28,442,141
Collateralized Loan Obligations	—	217,914,409	—	217,914,409
Common Stocks
Technology Hardware, Storage & Peripherals	2,084,996	13,216	—	2,098,212
All Other Common Stocks*	96,160,477	—	—	96,160,477

Total Common Stocks	98,245,473	13,216	—	98,258,689

Preferred Stocks
Convertible Preferred Stocks
Wireless	—	22,753,855	—	22,753,855
All Other Convertible Preferred Stocks*	54,347,625	—	—	54,347,625

Total Convertible Preferred Stocks	54,347,625	22,753,855	—	77,101,480

Non-Convertible Preferred Stocks
Office REITs	—	—	2,238,400	2,238,400
Other REITs	—	9,506,644	—	9,506,644
All Other Non-Convertible Preferred Stocks*	926,230	—	—	926,230

Total Non-Convertible Preferred Stocks	926,230	9,506,644	2,238,400	12,671,274

Total Preferred Stocks	55,273,855	32,260,499	2,238,400	89,772,754

Short-Term Investments	—	416,859,451	—	416,859,451

Total Investments	153,519,328	4,884,490,690	13,225,507	5,051,235,525

Futures Contracts (unrealized appreciation)	31,756,462	—	—	31,756,462

Total	$185,275,790	$4,884,490,690	$13,225,507	$5,082,991,987

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(325,487)	$—	$(325,487)
Futures Contracts (unrealized depreciation)	(260,361)	—	—	(260,361)

Total	$(260,361)	$(325,487)	$—	$(585,848)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2022 and/or March 31, 2023:

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2023
Bonds and Notes
Non-Convertible Bonds
ABS Whole Business	$—	$—	$—	$110,607	$9,470,000	$—	$—	$—	$9,580,607	$110,607
Property & Casualty Insurance	1,406,500	24,092	—	(24,092)	—	—	—	—	1,406,500	(24,092)
Preferred Stocks
Non-Convertible Preferred Stocks
Office REITs	2,398,869	—	—	(160,469)	—	—	—	—	2,238,400	(160,469)

Total	$3,805,369	$24,092	$—	$(73,954)	$9,470,000	$—	$—	$—	$13,225,507	$(73,954)

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts and futures contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of March 31, 2023, the Fund engaged in forward foreign currency contracts for hedging purposes.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may use futures contracts to gain investment exposure. As of March 31, 2023, the Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for the Fund, as of March 31, 2023:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives Interest rate contracts	$31,756,462

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives Foreign exchange contracts	$(325,487)	$—
Exchange-traded liability derivatives Interest rate contracts	—	(260,361)

Total liability derivatives	$(325,487)	$(260,361)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2023, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Counterparty	Derivatives	Collateral Pledged
Bank of America N.A.	$(325,487)	$270,000

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund._

Industry Summary at March 31, 2023 (Unaudited)

Treasuries	12.7%
Cable Satellite	6.1
Banking	5.1
Technology	4.9
Finance Companies	4.6
ABS Home Equity	4.3
ABS Car Loan	4.1
Independent Energy	3.8
Life Insurance	3.4
Pharmaceuticals	2.9
Consumer Cyclical Services	2.7
ABS Other	2.7
Metals & Mining	2.3
Airlines	2.2
Media Entertainment	2.1
Other Investments, less than 2% each	22.8
Short-Term Investments	8.2
Collateralized Loan Obligations	4.3

Total Investments	99.2
Other assets less liabilities (including forward foreign currency and futures contracts)	0.8

Net Assets	100.0%